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                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                                FORM 8-K


                            CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):

                           January 15, 1999
           -----------------------------------------------------

                     Miami Computer Supply Corporation
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)

               Ohio                     000-21561               31-1001529
               ----                     ---------               ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
   of incorporation)                                          Identification
                                                                No.)


4750 Hempstead Station Drive, Dayton, Ohio                       45429
------------------------------------------                       -----
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (937) 291-8282
                                                     --------------

                                     N/A
    ----------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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          Item 5.   Other Events.
          -------   -------------
                    Attached hereto as exhibits are the consents of PricewaterhouseCoopers LLP, Zion, Smorag and Associates, and Frasier, Dean & Howard, each independent accountants, with respect to the incorporation by reference of certain of their reports into certain registration statements of Miami Computer Supply Corporation.

          Item 7.   Financial Statements, Pro Forma Financial Information and
          -------   ---------------------------------------------------------
                    Exhibits.
                    ---------
               (a)  Financial Statements
                    --------------------
                        No financial statements are required.

               (b)  Pro Forma Financial Information
                    -------------------------------
                        No pro forma financial information is required.

               (c)  Exhibits
                    --------
                         No.       Description
                         --        -----------
                         23.1      Consent of PricewaterhouseCoopers LLP
                         23.2      Consent of Zion, Smorag and Associates
                         23.3      Consent of Frasier, Dean & Howard

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MIAMI COMPUTER SUPPLY CORPORATION



                                /s/ Ira H. Stanley
                                -----------------------------------------
                                By:  Ira H.Stanley
                                     Vice President and Chief Financial Officer
Date: January 15, 1999
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